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                                                       Rule 497(e)
                                                       Registration No. 33-11371
                                                       File No. 811-4982

                             HEARTLAND GROUP, INC.

                               Select Value Fund
                                Value Plus Fund
                                   Value Fund


                       Supplement Dated November 14, 2000
                                       to
                         Prospectus Dated June 9, 2000



Reorganization of Heartland Advisors

As previously disclosed, on August 3, 2000, Heartland Advisors, Inc. (the "Advisor"), investment advisor and distributor for the Heartland Funds, was reorganized. The Advisor is now a wholly owned subsidiary of Heartland Holdings, Inc., and is indirectly owned by its employees. Previously, the Advisor had been directly owned by its employees. The reorganization did not result in a change of management or control of the Advisor, nor have any effect on its operations.


                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com
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                                                      Rule 497(e)
                                                      Registration No. 33-11371
                                                      File No. 811-4982

                             HEARTLAND GROUP, INC.

                     Taxable Short Duration Municipal Fund
                    Short Duration High-Yield Municipal Fund
                         High-Yield Municipal Bond Fund
                                    -------
                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                       Supplement Dated November 14, 2000
                                       to
                         Prospectus Dated June 9, 2000




Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund

Valuation Risk. Beginning on October 13, 2000, each of the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund began pricing its portfolio securities and determining its daily net asset value based upon fair value pricing procedures consistent with the Investment Company Act of 1940 and pursuant to pricing policies and procedures approved by the Board of Directors. A pricing committee appointed under these procedures prices the Funds' portfolio securities on each trading day and determines the per share net asset value of each of the Funds. To establish net asset values, the pricing committee ordinarily relies on securities prices provided by an independent pricing service. However, because of a current lack of liquidity in the high-yield municipal bond markets generally, and because of credit quality concerns and a lack of market makers, market bids and representative market transactions in the specific types of securities held by the Funds, the pricing committee is considering factors and information in addition to prices provided by the independent pricing service in order to assess the current fair value of the Funds' securities.

While the daily prices established under these procedures represent the pricing committee's best judgment of the price a Fund could expect to receive in a current sale of a portfolio security, this valuing technique necessarily involves numerous subjective factors. Accordingly, the price a Fund receives in an actual sale of a portfolio security on any given day could be substantially higher or lower than the price established under these fair value procedures. Because of this uncertainty, the current lack of liquidity in the high-yield municipal bond markets generally and the limited number of interested buyers for the specific types of securities held by the Funds, there is a risk that a Fund may not be able to liquidate securities in the ordinary course at prices sufficient to meet redemptions at net asset value. Furthermore, information and circumstances considered by the pricing committee to establish the fair value of a Fund's securities could change from day to day, resulting in fluctuations in the daily prices established for those securities and the daily net asset value of the Fund.

The Funds will continue to use these fair value pricing procedures for so long as the pricing committee determines that market conditions and the characteristics of the Funds' portfolios cause prices determined under these procedures to better represent the current value of the Funds' portfolio securities. In addition to the risks associated with these Funds which are discussed in the Funds' Prospectus, shareholders and prospective investors should bear in mind that the fair value pricing procedures being used by the Funds are necessarily imprecise, and expose the Funds' net asset values to a higher risk of uncertainty and fluctuation.
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Liquidity Risk.  From time to time and consistent with their policies on borrowing described in the Prospectus, the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund have borrowed under an unsecured line of credit that they maintain with a bank in order to, among other things, provide liquidity to meet redemption requests on a current basis pending the sale of portfolio securities. The credit facility is discussed in the notes to each Fund's financial statements published in its June 30, 2000 semi-annual report.

On October 13, 2000, these three Funds reduced the current fair value of their portfolio securities in accordance with their pricing policies and procedures. See "Valuation Risk" above. Subsequently, the bank notified the Funds, that, as a result of this action, it would not permit any further borrowings under the line of credit. The bank also requested each Fund to repay all outstanding borrowings. The Taxable Short Duration Municipal Fund and the Short Duration High-Yield Municipal Fund each repaid its outstanding borrowings immediately. The High-Yield Municipal Bond Fund agreed to repay its outstanding borrowings no later than November 17, 2000, and to comply with certain conditions including repaying its outstanding borrowings immediately in the event its total net assets should fall below $15 million. At the close of business on November 10, 2000, the High Yield Municipal Bond Fund's outstanding borrowings were $1.8 million, and its total net assets were approximately $17.9 million. The Fund expects to repay its borrowings as requested by the bank.

Absent entering into other borrowing arrangements, each Fund will have to meet redemptions through proceeds from the sale of portfolio securities. Delays and difficulties, and increased transaction costs, in the sale of portfolio securities may result to the extent such securities are illiquid. Such risks are expected for the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund because they hold a large number of portfolio securities that are considered to be illiquid due to credit quality concerns and a lack of market transactions in such securities. Although each Fund historically has paid redemptions on the next business day, the Fund is permitted to pay within seven days. Under the circumstances, it is possible that future redemption payments may be delayed for up to seven days.

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Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund

Litigation Matters. The Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund recently were named as defendants, together with Heartland Advisors, Inc. and a former co-manager of those two Funds (the "Defendants"), in several class action lawsuits brought on behalf of purchasers of shares of the Funds. The lawsuits allege, among other things, that for some period of time prior to October 13, 2000 the Funds' prospectuses and other disclosures to investors overstated the Funds' net asset values and performance and understated risks associated with investing in the Funds. These lawsuits allege that persons who purchased shares of the Funds during the class period suffered unspecified damages, and seek recovery from the Funds and the other defendants. It is possible that additional similar lawsuits may be brought in the future with respect to these matters.

While the Defendants intend vigorously to defend against these and any other similar suits, there can be no assurance that they will be successful in doing so. If the plaintiffs ultimately are determined to be entitled to any recovery, some or all of the amounts of such recoveries could be charged against the Funds. Therefore, the Funds' assets are exposed to a risk of loss in connection with these lawsuits and the potential loss could exceed the assets of the Funds.

Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund

On September 28, 2000, Philip J. Fiskow and Derek J. Pawlak became co-portfolio managers with Greg D. Winston for the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund, the High-Yield Municipal Bond Fund and the Wisconsin Tax Free Fund. Mr. Fiskow joined Heartland Advisors on September 28, as Senior Vice President and Director of Fixed Income. Prior to joining Heartland Advisors, he had been Treasurer and Chief Investment Officer for MMI Companies, Inc. since 1997, Senior Vice President and Chief Investment Officer for Pioneer Financial Services, Inc., from 1991 to 1997, and Senior Portfolio Manager for Asset Allocation and Management from 1988 to 1991. Mr. Pawlak joined Heartland Advisors as a credit analyst in February 1998 and is a Vice President. Prior to joining Heartland Advisors, he had been an Assistant Vice President-Underwriting/Registration for B.C. Ziegler and Company since April 1993, and a Vice President of its wholly owned subsidiary, Ziegler Mortgage Securities, Inc. Mr. Pawlak has been a credit analyst for more than ten years, specializing in high yield securities for more than seven years. Mr. Winston will continue as a co-portfolio manager of the Funds, having previously served as co-manager with Thomas J. Conlin, who has resigned from Heartland Advisors.

_______________

As previously disclosed, on August 3, 2000, Heartland Advisors, Inc. (the "Advisor"), investment advisor and distributor for the Heartland Funds, was reorganized. The Advisor is now a wholly owned subsidiary of Heartland Holdings, Inc., and is indirectly owned by its employees. Previously, the Advisor had been directly owned by its employees. The reorganization did not result in a change of management or control of the Advisor, nor have any effect on its operations.


                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com